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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 2, 1998 appearing on page F-2 of the Meade Instruments Corp. Annual Report on Form 10-K for the year ended February 28, 1998.


/s/ PricewaterhouseCoopers LLP


Costa Mesa, California
April 15, 1999